Exhibit 10.1

AMENDMENT TO FORBEARANCE AGREEMENT

This Amendment to Forbearance Agreement (this “Agreement”) is entered into as of October 17, 2022, with an effective date of August 8, 2022 (this “Effective Date”), and is by and among T3 COMMUNICATIONS, INC., a Nevada corporation (the “Company”), T3 COMMUNICATIONS, INC., a Florida corporation (“T3FL”), SHIFT8 NETWORKS, INC., a Texas corporation (“Shift8”), NEXOGY, INC., a Florida corporation, NEXT LEVEL INTERNET, INC. a California corporation (“Next Level”; Next Level, Nexogy, T3FL and Shift8 are each referred to herein individually as a “Guarantor” and collectively as the “Guarantors”; the Company and the Guarantors are each referred to herein individually as a “Loan Party” and collectively as the “Loan Parties”), the Lenders party hereto, and POST ROAD ADMINISTRATIVE LLC, a Delaware limited liability company, as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, Loan Parties, Lenders and Administrative Agent are parties to that certain Credit Agreement dated as of November 17, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Loan Parties, Lenders and Administrative Agent are parties to that certain Joinder and Second Amendment to Credit Agreement dated as of February 4, 2022 (the “Joinder Agreement”);

WHEREAS, certain Events of Default have occurred and are continuing (i) under and pursuant to Section 13.1.5 of the Credit Agreement as a result of the Loan Parties’ (A) failure to timely deliver to Administrative Agent a Compliance Certificate for the Fiscal Quarter ended April 30, 2022 in accordance with Section 10.1.3 of the Credit Agreement, (B) failure to timely deliver to Administrative Agent financial projections in accordance with Section 10.1.8 of the Credit Agreement, (C) failure to timely deliver to Administrative Agent an executed copy of the lease relating to 1610 Royal Palm Avenue, Fort Myers, FL 33901 in accordance with Section 10.9 of the Credit Agreement, (D) failure to timely deliver to Administrative Agent Control Agreement(s) covering all deposit, checking and other operating accounts as required by Section 10.11 of the Credit Agreement, (E) failure to close the deposit accounts listed on Schedule 10.14(b) within 30 days after the Closing Date in accordance with Section 10.14 of the Credit Agreement, (F) failure to maintain a Senior Leverage Ratio of less than 4.05 to 1.00 for the Fiscal Quarter ending April 30, 2022, in accordance with Section 11.12.2 of the Credit Agreement and (G) making Capital Expenditures in excess of $379,109 in the current fiscal year, (ii) under and pursuant to section 6 of the Joinder Agreement as a result of the Loan Parties’ (A) failure to consolidate the “ACH Inbound” deposit account with the “Operating” deposit account within 30 days after the Second Amendment Closing Date, (B) failure to deliver a Control Agreement relating to the New Guarantor’s depository institutions within 30 days after the Second Amendment Closing Date, (C) failure to provide Administrative Agent at least 10 Business Days’ notice before filing a Current Report on Form 8-K with the Securities and Exchange Commission on February 10, 2022, an Amended Current Report on Form 8-KA with the Securities and Exchange Commission on February 11, 2022 and a Quarterly Report on Form 10-Q with the Securities and Exchange Commission on March 17, 2022, (D) failure to provide Administrative Agent at least 10 Business Days’ notice before filing a Certificate of Correction with the Secretary of State of Nevada on May 24, 2022, (E) failure to deliver to Administrative Agent evidence of filing a UCC-3 termination statement relating to UCC-1 File No. U210095545525 within 30 days after the Second Amendment Closing Date, and (F) failure to deliver to Administrative Agent a Landlord Agreement relating to 1610 Royal Palm Avenue, Fort Myers, FL 33901 within 10 days after the Second Amendment Closing Date, (iii) under and pursuant to Section 7 of the Joinder Agreement as a result of the Loan Parties’ failure to engage an Industry Consultant on or before February 15, 2022, and (iv) under and pursuant to Section 8 of the Joinder Agreement as a result of the Loan Parties’ failure to provide financial information and projections on or before March 31, 2022 (collectively, the “Prior Existing Defaults”);

WHEREAS, following the occurrence of the Prior Existing Defaults, Loan Parties, Lenders and Administrative Agent entered into that certain Forbearance Agreement and Third Amendment to Credit Agreement dated as of June 13, 2022 (as amended hereby and as may otherwise be amended, restated, supplemented or otherwise modified from time to time, the “Forbearance Agreement”);

WHEREAS, since the date of the Forbearance Agreement, certain additional Events of Default have occurred under and pursuant to Section 13.1.5 of the Credit Agreement as a result of the Loan Parties’ (A) failure to timely deliver to Administrative Agent a Compliance Certificate for the Fiscal Quarter ended July 31, 2022 in accordance with Section 10.1.3 of the Credit Agreement, (B) failure to timely deliver to Administrative Agent an executed copy of the First Amendment to Lease Agreement relating to 8023 Vantage Dr., Suite 660, San Antonio, TX 78230 in accordance with Section 10.9 of the Credit Agreement, (C) failure to maintain a Senior Leverage Ratio of less than 4.06 to 1.00 for the Fiscal Quarter ended July 31, 2022 in accordance with Section 11.12.2 of the Credit Agreement, and (D) failure to maintain Minimum Liquidity of $2,000,000 for the Fiscal Quarter ended July 31, 2022 in accordance with Section 11.12.4 of the Credit Agreement (collectively, the “Additional Existing Defaults”);

WHEREAS, the Loan Parties anticipate additional Events of Default will occur under and pursuant to Section 13.1.5 of the Credit Agreement as a result of Loan Parties’ (A) failure to timely deliver to Administrative Agent a Compliance Certificate for the Fiscal Quarter ending October 31, 2022, in accordance with Section 10.1.3 of the Credit Agreement, (B) failure to maintain a Senior Leverage Ratio of less than 4.05 to 1.00 for the Fiscal Quarter ending October 31, 2022 in accordance with Section 11.12.2 of the Credit Agreement, and (C) failure to maintain Minimum Liquidity of $2,000,000 for the Fiscal Quarter ending October 31, 2022 in accordance with Section 11.12.4 of the Credit Agreement (collectively, the “Anticipated Defaults” and together with the Prior Existing Defaults and the Additional Existing Defaults, each a “Specified Default” and collectively, the “Specified Defaults”); and

WHEREAS, Loan Parties have requested that Administrative Agent and Lenders continue to forbear from exercising their rights and remedies under the Loan Documents due to the occurrence of the Specified Defaults, and agree to extend the Forbearance Period (as defined in the Forbearance Agreement), as set forth in this Agreement.

AGREEMENTS

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Existing Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement and/or the Joinder Agreement, as appropriate.

2. Specific Amendment to Forbearance Agreement. Subject to the conditions set forth in this Agreement, the Forbearance Agreement is hereby amended as follows:

(a) Administrative Agent and Lenders agree to forbear during the Forbearance Period (as amended hereby) from (i) exercising its rights and remedies under the Credit Agreement and the Loan Documents and applicable law solely due to the Specified Defaults, and (ii) requiring compliance with the financial covenants set forth in Section 11.12 of the Credit Agreement.

(b) The term “Forbearance Period” shall mean the period commencing on the date of the Forbearance Agreement and ending on the earliest to occur of (i) November 15, 2022, (ii) the date on which any Event of Default other than a Prior Existing Event of Default, an Additional Existing Event of Default or an Anticipated Event of Default occurs or is deemed to have occurred, and (iii) any failure by Loan Parties for any reason to comply with any term, condition or provision contained in the Forbearance Agreement (as amended hereby).

3. Acknowledgments.

(a) Acknowledgment of Indebtedness. Each Loan Party acknowledges and agrees that each Loan Party is indebted and liable to Lenders for the following amounts: (A) as of October 3, 2022, principal in the aggregate amount of not less than $22,804,561.44, plus accrued and unpaid interest thereon, with respect to Term Loan A, and not less than $10,234,544.39, plus accrued and unpaid interest thereon, with respect to Term Loan C, each pursuant to the terms and provisions of the Credit Agreement, the Notes and the Forbearance Agreement; (B) Administrative Agent’s and Lenders’ costs and expenses associated with the Credit Agreement and the Loan Documents; and (C) the attorneys’ fees and costs incurred by Administrative Agent in the preparation, negotiation and finalization of this Agreement and any documents, instruments and agreements related hereto (all of the foregoing amounts together with any other Obligation (as such term is used in the Credit Agreement) are hereinafter collectively referred to as the “Obligations”), all without offset, counterclaims or defenses of any kind. Each Loan Party acknowledges and agrees that the Obligations may not be inclusive of all expenses and costs incurred by Administrative Agent and Lenders and payable by each Loan Party, and that fees, costs, and interest will continue to accrue and be added to the Obligations until the Obligations are paid in full in cash. Administrative Agent reserves the right in its sole and absolute discretion to impose default interest on the unpaid Obligations.

(b) Acknowledgment of Liens and Priority. Each Loan Party acknowledges and agrees that pursuant to the Credit Agreement and the Loan Documents, Administrative Agent holds first priority, perfected security interests in, and Liens upon all of the Collateral of each Loan Party wherever located, now owned or hereafter acquired or arising, subject only to Permitted Liens.

(c) Reaffirmation of Security Interests; Cross-Collateralization. All of the assets and property of each Loan Party pledged, assigned, conveyed, mortgaged, hypothecated or transferred to Administrative Agent pursuant to the Credit Agreement and the Loan Documents, including, without limitation, all Collateral, constitutes security and collateral for all of the Obligations. Each Loan Party hereby grants to Administrative Agent, and reaffirms its prior conveyance to Administrative Agent of, a continuing security interest in, lien on, and charge against all of the Collateral, including, without limitation, in all funds and/or monies contained in any accounts under the control of Administrative Agent. Each Loan Party agrees to promptly execute and deliver to Administrative Agent such additional documentation reasonably deemed necessary or appropriate by Administrative Agent in its sole and absolute discretion, to achieve or more fully effectuate the purpose of this section of this Agreement.

(d) Administrative Agent and Lenders Have No Obligation to Extend Forbearance. Each Loan Party hereby acknowledges and agrees that Administrative Agent and Lenders shall have no actual or implied duty or obligation to extend the forbearance granted to each Loan Party herein beyond the Forbearance Period, as amended hereby, that the forbearance granted to each Loan Party under the Forbearance Agreement shall not constitute a custom or course of dealing between Administrative Agent, Lenders and each Loan Party, and that any such extension shall be based upon Administrative Agent’s and Lender’s sole and absolute discretion.

(e) Waiver of Certain Rights. EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING UNDER THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS AND EACH LOAN PARTY HEREBY EXPRESSLY WAIVES ALL OF ITS RIGHTS TO: (1) NOTIFICATION BY ADMINISTRATIVE AGENT OF ANY PUBLIC OR PRIVATE SALE OR OTHER INTENDED DISPOSITION OF THE COLLATERAL; AND (2) OBJECT TO ANY PROPOSAL OF ADMINISTRATIVE AGENT TO RETAIN THE COLLATERAL IN SATISFACTION OF THE OBLIGATIONS.

4. Conditions Precedent. This Agreement shall become effective, the amendments described in Section 2 above shall commence upon receipt by Administrative Agent of evidence of satisfaction of each and every of the following items and conditions, as determined by Administrative Agent in its sole and absolute discretion:

(a) A duly executed and delivered original of this Agreement by the Loan Parties.

(b) Payment for all of the attorneys’ fees and costs incurred by Administrative Agent in connection with this Agreement and the matters, documents and transactions related in any way hereto.

(c) Such other certificates, instruments, schedules, exhibits, assignments, agreements, and documents as Administrative Agent may reasonably request, each of which shall be in form and substance satisfactory to Administrative Agent and its counsel.

5. RELEASE BY THE LOAN PARTIES. WITHOUT LIMITING ANY OTHER RELEASE PROVIDED BY THE LOAN PARTIES IN FAVOR OF LENDER GROUP (AS DEFINED BELOW), EACH LOAN PARTY ON BEHALF OF ITSELF, AND ALL PERSONS AND ENTITIES CLAIMING BY, THROUGH, OR UNDER THE LOAN PARTIES, HEREBY UNCONDITIONALLY RELEASES, REMISES, ACQUITS, WAIVES AND FOREVER DISCHARGES ADMINISTRATIVE AGENT AND EACH LENDER, AND ALL OF THEIR RESPECTIVE PAST AND PRESENT OFFICERS, EMPLOYEES, DIRECTORS, SHAREHOLDERS, ATTORNEYS, AGENTS, REPRESENTATIVES, PARENT CORPORATION, SUBSIDIARIES, AFFILIATES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “LENDER GROUP”), OF, FROM, AND WITH RESPECT TO ANY AND ALL MANNER OF ACTION AND ACTIONS, CAUSE AND CAUSES OF ACTIONS, SUITS, DISPUTES, DEBTS, DUES, DAMAGES, PENALTIES, FEES, LOSSES, COSTS, EXPENSES, ATTORNEYS FEES, ACCOUNTS, BONDS, COVENANTS, CONTRACTS, AGREEMENTS, PROMISES, WARRANTIES, GUARANTEES, REPRESENTATIONS, LIENS, JUDGMENTS, AWARDS, CLAIMS, CROSS CLAIMS, COUNTERCLAIMS, LIABILITIES, DEFENSES, DEMANDS, AND ANY CLAIMS FOR AVOIDANCE OR OTHER REMEDIES WHATSOEVER AVAILABLE TO EACH LOAN PARTY, OR ITS SUCCESSORS OR ASSIGNS, WHETHER NOW KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, PAST OR PRESENT, ASSERTED OR UNASSERTED, CONTINGENT OR LIQUIDATED, WHETHER OR NOT WELL FOUNDED IN FACT OR LAW, WHETHER IN CONTRACT, IN TORT OR OTHERWISE OR RESULTING FROM ANY ASSIGNMENT, IF ANY, AT LAW OR IN EQUITY (COLLECTIVELY REFERRED TO AS “CLAIMS”), WHICH EACH LOAN PARTY EVER HAD OR NOW HAS, CLAIMS TO HAVE HAD, NOW CLAIMS TO HAVE OR HEREAFTER CAN, SHALL OR MAY CLAIM TO HAVE AGAINST LENDER GROUP (OR ANY PART THEREOF), FOR OR BY REASON OF ANY CAUSE, MATTER, OR THING WHATSOEVER ARISING FROM THE BEGINNING OF TIME THROUGH THE DATE HEREOF, INCLUDING, WITHOUT LIMITATION, ANY AND ALL CLAIMS BASED UPON, RELATING TO OR ARISING OUT OF ANY AND ALL TRANSACTIONS, AGREEMENTS, RELATIONSHIPS OR DEALINGS WITH OR LOANS MADE TO THE LOAN PARTIES PRIOR TO THE DATE HEREOF, OTHER THAN SOLELY FOR, IF ANY, LENDER’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED IN A NON-APPEALABLE PROCEEDING BY A COURT OF COMPETENT JURISDICTION.

EACH LOAN PARTY WARRANTS AND REPRESENTS THAT IT HAS NOT ASSIGNED, PLEDGED, HYPOTHECATED AND/OR OTHERWISE DIVESTED ITSELF AND/OR ENCUMBERED ALL OR ANY PART OF THE CLAIMS BEING RELEASED HEREBY AND THAT EACH LOAN PARTY HEREBY AGREES TO JOINTLY AND SEVERALLY INDEMNIFY AND HOLD HARMLESS ANY AND ALL OF LENDER GROUP AGAINST WHOM ANY OF THE CLAIMS SO ASSIGNED, PLEDGED, HYPOTHECATED, DIVESTED AND/OR ENCUMBERED IS ASSERTED. THIS PROVISION SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT OR THE FORBEARANCE AGREEMENT.

Each Loan Party hereby knowingly, voluntarily, intentionally and expressly waives and relinquishes any and all rights and benefits that it respectively may have as against the Lender Group under any law, rule or regulation of any jurisdiction that would or could have the effect of limiting the extent to which a general release extends to claims which each Loan Party or the Lender Group does not know or suspect to exist as of the date hereof. Each Loan Party hereby acknowledges that the waiver set forth in the prior sentence was separately bargained for and that such waiver is an essential term and condition of this Agreement (and without which this Agreement would not have been agreed to by Lender). Each Loan Party understands and agrees that Administrative Agent and each Lender is entering into this Agreement partly based on the releases and indemnities contained in this Section.

6. Representations and Warranties. Each Loan Party hereby represents and warrants to Administrative Agent, which representations and warranties shall survive the execution and delivery of this Agreement, that: (a) this Agreement and the actions on each Loan Party’s part contemplated hereby have been duly approved by all requisite limited liability company action or corporate action, as applicable, on the part of each Loan Party; (b) this Agreement has been duly executed and delivered and constitutes the legal, valid, and binding obligations of each Loan Party, enforceable in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditor’s rights and remedies generally; (c) the execution, delivery and performance of this Agreement does not and will not violate or conflict with any provision of any Loan Party’s certificate of formation, operating agreement, limited liability company agreement or bylaws, as applicable, in effect on the date hereof, or any material contracts or agreements to which any Loan Party is a party or by which any of such Loan Party’s assets are bound; (d) as of the date hereof, no Loan Party has any defense, setoff, claim, counterclaim, or cause of action of any nature whatsoever, with respect to the Obligations, the Credit Agreement or the Loan Documents; (e) this Agreement does not effect, and no agreement, compromise or settlement of any kind has been reached with Administrative Agent and Lenders regarding, a restructuring, amendment or modification of all or any portion of the Obligations, the Credit Agreement or the Loan Documents, and no such agreement shall exist or be deemed to exist unless and until Lender and the Loan Parties execute and deliver complete documentation setting forth the terms of any such restructuring, amendment, or modification; and (f) ADMINISTRATIVE AGENT AND LENDER HAVE MADE NO COMMITMENT, EXPRESS OR IMPLIED, AND HAS NO OBLIGATION TO ENTER INTO ANY FURTHER AGREEMENT TO EXTEND THE TERM OF THE FORBEARANCE PERIOD. The execution and delivery of this Agreement by Administrative Agent and Lenders and their performance under or pursuant to this Agreement, does not and shall not create, result in, or provide the Loan Parties with any defense, setoff, claim, counterclaim, or cause of action of any nature whatsoever, with respect to the Obligations or any of the Loan Documents. Each Loan Party further hereby represents and warrants to Administrative Agent that the representations and warranties of each Loan Party contained in the Credit Agreement, the Forbearance Agreement and the Loan Documents, as amended, supplemented and modified, are true, correct and complete in all material respects (without duplication of any materiality qualifier, if and as applicable) on and as of the date hereof except to the extent that such representations expressly related (i) to existence of a default or event of default under the Loan Documents or any material agreement, but in each case solely as a result of the Specified Defaults, (ii) solely to an earlier date, in which case such representations were true and correct in all material respects (without duplication of any materiality qualifier, if and as applicable) on and as of such earlier date, and (iii) to the extent that such representation was true on the date of the Credit Agreement and is untrue on the date hereof solely as a result of an action or inaction by a Loan Party that is permitted by the Credit Agreement. Each Loan Party further represents and warrants to Administrative Agent that no Default or Event of Default exists other than the Specified Defaults. Each Loan Party acknowledges that Administrative Agent and Lenders are specifically relying upon the representations, warranties and agreements contained herein and that such representations, warranties and agreements constitute a material inducement to Administrative Agent and Lenders in entering into this Agreement.

7. Additional Acknowledgments. To induce Administrative Agent and Lenders to enter into this Agreement, each Loan Party acknowledges and confirms that: (i) the Credit Agreement, the Forbearance Agreement and all of the Loan Documents remain in full force and effect and are hereby ratified and confirmed in all respects; and (ii) Administrative Agent and Lenders have no obligation, and has made no commitment, to modify or amend the Credit Agreement or the Loan Documents.

8. Binding Agreement. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties hereto; provided, however, no Loan Party may assign this Agreement or any of such Loan Party’s rights, responsibilities or obligations hereunder without Administrative Agent’s prior written consent and any prohibited assignment shall be absolutely void and of no force and effect.

9. Construction; No Defenses. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Administrative Agent and Lenders, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties hereto and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto. Each Loan Party acknowledges that each Loan Party has thoroughly read and reviewed the terms and provisions of this Agreement, and that such terms and provisions are clearly understood by each Loan Party and have been fully and unconditionally consented to by each Loan Party with the full benefit and advice of counsel chosen by each Loan Party.

10. Rights Cumulative. Each of Administrative Agent’s and Lender’s rights and remedies under this Agreement are and shall be cumulative. Administrative Agent and Lenders shall have all rights and remedies under the Credit Agreement, the Forbearance Agreement, the Loan Documents, the Uniform Commercial Code as adopted in the State of New York (or any other applicable jurisdiction), at law or in equity. No exercise by Administrative Agent or Lender of one right or remedy shall be deemed an election, and no waiver by Administrative Agent or Lender of any default on any Loan Party’s part shall be deemed a continuing waiver. No delay by Administrative Agent or Lender shall constitute a waiver, election or acquiescence by it.

11. Severability. The invalidity, illegality or unenforceability of any provision in or obligation under this Agreement shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations hereunder.

12. Effect of this Amendment. Except as expressly set forth herein, no other changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified and confirmed by all parties hereto as of the date hereof. This Agreement and any instruments or documents delivered or to be delivered in connection herewith, represent the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. To the extent of conflict between the terms of this Agreement and the other Loan Documents, the terms of this Agreement shall control. The Credit Agreement, the Forbearance Agreement and this Agreement shall be read and construed as one agreement.

13. References. All references in the Forbearance Agreement to “this Forbearance Agreement” or “the Forbearance Agreement” shall be deemed to refer to the Forbearance Agreement as amended by this Agreement. This Agreement is one of the Loan Documents.

14. Counterparts; Headings; Recitals. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which when taken together shall together constitute one and the same instrument. A signature hereto sent or delivered by PDF, facsimile or other electronic transmission shall be as legally effective and binding as a signed original for all purposes. The titles and headings in this Agreement have no substantive meaning and are solely for the convenience of the parties. The Recitals hereto are hereby incorporated into this Agreement by this reference thereto.

15. Costs and Expenses. In addition to all other fees and expenses payable by the Loan Parties to Administrative Agent and Lenders under the Loan Documents or otherwise, the Loan Parties shall reimburse Administrative Agent and Lenders for all costs and expenses including, without limitation, all legal fees and expenses incurred by Administrative Agent and Lenders in the structuring, negotiation, arrangement and/or preparation of this Agreement and the agreements, documents and/or instruments in connection herewith or contemplated hereby.

16. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Agreement.

17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

18. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signature Pages Follow]

IN WITNESS WHEREOF, duly authorized officers of each of the undersigned have executed this Amendment to Forbearance Agreement as of the date first written above.

COMPANY:

T3 COMMUNICATIONS, INC., a Nevada corporation, as the Company

By:	/s/ Arthur L. Smith
Name:	Arthur L. Smith
Title:	President and Chief Executive Officer

Signature Pages to Amendment to Forbearance Agreement

GUARANTORS:

T3 COMMUNICATIONS, INC.,
a Florida corporation

By:	/s/ Arthur L. Smith
Name:	Arthur L. Smith
Title:	President and Chief Executive Officer

SHIFT8 NETWORKS, INC., a Texas Corporation

By:	/s/ Arthur L. Smith
Name:	Arthur L. Smith
Title:	President and Chief Executive Officer

NEXOGY, INC., a Florida corporation

By:	/s/ Arthur L. Smith
Name:	Arthur L. Smith
Title:	President and Chief Executive Officer

NEXT LEVEL INTERNET, INC.,
a California corporation

By:	/s/ Arthur L. Smith
Name:	Arthur L. Smith
Title:	President and Chief Executive Officer

ADMINISTRATIVE AGENT:

POST ROAD ADMINISTRATIVE LLC

By:	/s/ Michael Bogdan
Name:	Michael Bogdan
Title:	Authorized Signatory

LENDERS:

POST ROAD SPECIAL OPPORTUNITY FUND II LP

By:	/s/ Michael Bogdan
Name:	Michael Bogdan
Title:	Authorized Signatory